EXHIBIT 99.3




                 Consolidated Pro Forma Financial  Statements
                       of Sinclair Broadcast Group, Inc.

     The following Pro Forma Consolidated Financial Data include the unaudited Pro Forma consolidated balance sheet as of June 30, 1998 (the Pro Forma Consolidated Balance Sheet) and the unaudited Pro Forma consolidated statement of operations for the six months ended June 30, 1998 (the Pro Forma Consolidated Statement of Operations). The unaudited Pro Forma Consolidated Balance Sheet and the unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1998 are adjusted to give effect to the Max Media Acquisition and the Sullivan Acquisition (collectively, the "Significant Acquisitions"). The Pro Forma Consolidated Balance Sheet included herein reflects the application of the Significant Acquisitions as if such transactions occurred at June 30, 1998. The Pro Forma Consolidated Statement of Operations reflects the application of the Significant Acquisitions as if such transactions occurred on January 1, 1998. The Significant Acquisitions were completed utilizing existing cash balances and available indebtedness under the Company's Bank Credit Agreement. The Pro Forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Consolidated Financial Information included herein should be read in conjunction with the Company's Consolidated Financial Statements as of and for the year ended December 31, 1997 and related notes thereto, the Company's unaudited consolidated financial statements as of and for the six months ended June 30, 1998 and related notes thereto and the historical financial data of Max Media Properties LLC, Sullivan Broadcast Company, Inc., and subsidiaries (Formerly Act III Broadcasting, Inc. successor by merger with A-3 Acquisitions, Inc. and Sullivan Broadcast Holdings, Inc. and Subsidiaries, and Sinclair Communications II, Inc. and its wholly-owned subsidiaries (successor to Sullivan Broadcast Holdings, Inc.) and Sinclair Television Company, Inc. (successor to Sullivan Broadcasting Company, Inc.) all of which have been filed with the Securities and Exchange Commission as part of either (i) the Company's Annual Report on Form 10-K/A for the year ended December 31, 1997 together with the report of Arthur Andersen LLP, independent certified public accountants; (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, (iii) the Current Report on Form 8-K filed April 8, 1998 or (iv) as a separate exhibit to the report on Form 8-K/A of which this exhibit is a apart. The unaudited Pro Forma Consolidated Financial Data do not purport to represent what the Company's results of operations or financial position would have been had any of above events occurred on the dates specified or to project the Company's results of operations or financial positions for or at any period or date.

                        SINCLAIR BROADCAST GROUP, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 1998
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                                    SIGNIFICANT ACQUISITIONS         CONSOLIDATED
                                                                                  ---------------------------------   HISTORICAL
                                                                    CONSOLIDATED                     SULLIVAN           MAX MEDIA
                                                                     HISTORICAL   MAX MEDIA(a)     BROADCASTING(b)    AND SULLIVAN
                                                                   -------------- --------------- -----------------  --------------
                                  ASSETS
CURRENT ASSETS:
 Cash, including cash equivalents ................................   $  320,133                    $   (320,133)    $        -
 Accounts receivable, net of allowance for doubtful accounts .....      129,088                                        129,088
 Current portion of program contract costs .......................       33,369           979             5,541         39,889
 Prepaid expenses and other current assets .......................        1,928                                          1,928
 Deferred barter costs ...........................................        5,737           728                            6,465
 Refundable income taxes .........................................       10,581                                         10,581
 Broadcast Assets Held for Sale ..................................       30,639                                         30,639
 Deferred tax asset ..............................................          520                                            520
                                                                     ----------      --------         ---------     ----------
   Total current assets ..........................................      531,995         1,707          (314,592)       219,110
PROGRAM CONTRACT COSTS, less current portion .....................       28,228           364             5,823         34,415
LOANS TO OFFICERS AND AFFILIATES .................................       10,645                                         10,645
PROPERTY AND EQUIPMENT, net ......................................      195,100        36,983            56,450        288,533
NON-COMPETE AND CONSULTING AGREEMENTS, net........................          150                                            150
DEFERRED TAX ASSET ...............................................            -                                              -
OTHER ASSETS .....................................................      174,602       (12,750)                         161,852
ACQUIRED INTANGIBLE BROADCASTING ASSETS, net......................    1,876,770       219,686         1,018,439      3,114,895
                                                                     ----------      --------         ---------     ----------
   Total Assets ..................................................   $2,817,490       245,990           766,120     $3,829,600
                                                                     ==========      ========         =========     ==========
              LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable ................................................   $    9,858                                     $    9,858
 Income taxes payable ............................................            -                                              -
 Accrued liabilities .............................................       51,069                                         51,069
 Current portion of long-term liabilities-
  Notes payable and commercial bank financing ....................       25,000                                         25,000
  Notes and capital leases payable to affiliation ................        2,878                                          2,878
  Program contracts payable ......................................       64,415         1,353             9,644         75,412
 Deferred barter revenues ........................................        6,111         1,064                            7,175
                                                                     ----------      --------         ---------     ----------
   Total current liabilities .....................................      159,331         2,417             9,644        171,392
LONG-TERM LIABILITIES:                                                                                                       -
  Notes payable and commercial bank financing ....................    1,475,972       242,250 (c)       679,867(d)   2,398,089
  Notes and capital leases payable to affiliates .................       18,495                                         18,495
  Program contracts payable ......................................       47,671         1,323            11,609         60,603
  Deferred tax liability .........................................       36,242                          65,000        101,242
  Other long-term liabilities ....................................        3,948                                          3,948
                                                                     ----------      --------         ---------     ----------
   Total liabilities .............................................    1,741,659       245,990           766,120      2,753,769
                                                                     ----------      --------         ---------     ----------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                            3,661             -                 -          3,661
                                                                     ----------      --------         ---------     ----------
COMMITMENTS AND CONTINGENCIES
COMPANY OBLIGATED MANDATORILY REDEEM-
 ABLE SECURITY OF SUBSIDIARY TRUST HOLDING
 SOLELY KDSM SENIOR DEBENTURES ...................................      200,000             -                 -        200,000
                                                                     ----------      --------         ---------     ----------
STOCKHOLDERS' EQUITY:
  Series B Preferred Stock, $.01 par value, 10,000,000 shares
   authorized and 1,071,381 shares issued and outstanding ........            -                                              -
  Series D Preferred Stock, $.01 par value, 3,450,000 shares
   authorized 3,450,000 shares issued and outstanding ............           35                                             35
  Series E Preferred Stock, $.01 par value, 3,450,000 shares
   authorized 3,450,000 shares issued and outstanding ............            -                                              -
  Class A Common  Stock,  $.01 par  value,  100,000,000  shares authorized and 13,733,430 and 15,487,816 shares issued
   and outstanding respectively ..................................          480                                            480
  Class B Common Stock, $.01 par value, 35,000,000 shares
   authorized and 25,436,432 shares issued and outstanding .......          500                                            500
  Additional paid-in capital .....................................      897,048                                        897,048
  Additional paid-in capital - equity put options ................       23,117                                         23,117
  Additional paid-in capital - deferred compensation .............       (7,419)                                        (7,419)
  Accumulated deficit ............................................      (41,591)                                       (41,591)
                                                                     ----------      --------         ---------     ----------
   Total stockholders' equity ....................................      872,170             -                 -        872,170
                                                                     ----------      --------         ---------     ----------
   Total Liabilities and Stockholders' Equity ....................   $2,817,490      $245,990         $ 766,120     $3,829,600
                                                                     ==========      ========         =========     ==========

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)


(a) The Max Media Acquisition column reflects the assets and liabilities acquired in connection with the $255,000 purchase of Max Media. Total acquired intangibles are calculated as follows:

                                                                   MAX MEDIA
                                                                 ------------

  Purchase Price .............................................    $ 255,000
    Add:
     Liabilities acquired--
     Current portion of program contracts payable ............        1,353
     Deferred barter revenues ................................        1,064
     Long-term portion of program contracts payable ..........        1,323
    Less:
     Assets acquired--
     Current portion of program contract costs ...............         (979)
     Deferred barter costs ...................................         (728)
     Program contract costs, less current portion ............         (364)
     Property and equipment ..................................      (36,983)
                                                                  ---------
     Acquired intangibles ....................................    $ 219,686
                                                                  =========


     The  acquired  intangible assets  are summarized as follows:

                                                                                Useful Life (years)
                                                                                -------------------

  FCC licenses ...............................................    $ 65,432               25
  Network affiliation agreements..............................      62,802               25
  Goodwill....................................................      84,822               40
  Other miscellaneous intangible assets ......................       6,630               5-15
                                                                  ---------
     Acquired intangibles ....................................    $ 219,686
                                                                  =========

(b)  The  Sullivan  Broadcasting  Acquisition  column  reflects  the  assets and liabilities acquired in connection with the purchase of 100% of the outstanding capital stock of Sullivan Broadcast Holdings, Inc. and subsidiaries. Total acquired intangibles are calculated as follows:



                                                                   SULLIVAN
                                                                -------------
     Purchase Price (Subject to certain adjustments) ..........   1,000,000
       Add:
        Liabilities acquired--
        Current portion of program contracts costs ............       9,644
        Long-term portion of program contract costs ...........      11,609
        Deferred tax liability ................................      65,000
       Less:
        Assets acquired--
        Current portion of program contracts ..................      (5,541)
        Program contract costs, less current portion ..........      (5,823)
        Property and equipment ................................     (56,450)
                                                                 ----------
        Acquired intangibles ..................................  $1,018,439
                                                                 ==========


     The  acquired  intangible assets  are summarized as follows:

                                                                                Useful Life (years)
                                                                                -------------------

  FCC licenses ...............................................   $  97,228               25
  Network affiliation agreement...............................     253,601               25
  Goodwill....................................................     646,327               40
  Other miscellaneous intangible assets ......................      21,283               5-15
                                                                  ---------
     Acquired intangibles ....................................   $1,018,439
                                                                  =========

(c) To reflect indebtedness of $242,250 incurred (net of a $12,750 deposit) under the Company's Bank Credit Agreement in connection with the Max Media Acquisition.

(d) To reflect $679,867 (net of utilization of $320,133 in existing cash balances) under the Company's Bank Credit Agreement in connection with the Sullivan Acquisition.

                         SINCLAIR BROADCAST GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                                                                                    Consolidated
                                                                                                                     Historical,
                                           Consolidated                                          Acquisition        Max Media and
                                            Historical       Max Media(a)     Sullivan (b)       Adjustments           Sullivan
                                           ------------     --------------    ------------       ------------       ---------------
 REVENUES:
   Station broadcast revenues, net of
     agency  commissions ..............   $ 266,265           $ 26,780        $ 62,857                               $   355,902
   Revenues realized from station barter
     arrangements .....................      25,099              2,711           9,017                                    36,827
                                           --------            --------        -------              --------           -----------
           Total revenues                   291,364             29,491          71,874                ---                392,729
   OPERATING EXPENSES:
    Program and production .............     56,068              4,751          10,656                                    71,475
    Selling general and adminstrative...     59,708             16,395          12,681               (8,139)(c)           80,645
    Expenses realized from barter
       arrangements ....................     20,962              2,655           9,017                ---                 32,634
    Amortization of program contract
       costs and net realiz. value adj.      30,543              2,755          15,106                                    48,404
    Stock-based compensation                  1,371               ---            ---                                       1,371
    Depreciation and amortization of
       property and equipment ..........     10,266              2,566           5,638              (2,185)(d)            16,285
    Amort. of acq. intangible assets,
       non-compete, consult, and other       35,171              4,131          17,394               2,771 (e)            59,467
                                           --------            -------          -------            -------                ------
          Total operating expenses          214,089             33,253          70,492              (7,554)              310,280
                                           --------            -------          -------            -------                ------
       Broadcast operating income
             (loss) ....................     77,275             (3,762)          1,382               7,554                82,449
                                           --------             -------         -------             ------               -------
    Interest and amortization of debt
      discount expense .................    (54,901)            (3,003)        (19,220)            (24,296)(f)          (101,420)
    Subsidiary trust minority interest
      expense ..........................    (11,625)              ---             ---                                    (11,625)
    Interest income ....................      3,217               ---             ---                ---                   3,217
    Net gain on sale of assets                5,238                                                                        5,238
    Other income                                104                 141           (52)                                       193
                                             -------              -------       -------              --------             -------
     Income (loss) before provision
           (benefit) for income taxes ...    19,308              (6,624)       (17,890)             (16,742)             (21,948)
   PROVISION (BENEFIT) FOR INCOME TAXES..   (12,400)              4,254(g)      11,489(g)            10,752(g)           (14,095)
                                             ------               -------       -------              -------              -------
   NET INCOME (LOSS) BEFORE EXTRA-
       ORDINARY ITEM ....................     6,908               (2,370)       (6,401)              (5,990)               (7,853)

   NET INCOME (LOSS) BEF.EX.ITEM AVAILABLE
       TO COMMON SHAREHOLDERS ...........  $  1,733                                                                      (13,028)
   BASIC EARNINGS PER SHARE:               ========                                                                      ========
       Net income (loss) before extra-
          ordinary item per shares ......  $   0.02                                                                    $   (0.13)
                                            ========                                                                     ========
    Basic average shares outstanding ....    91,480                                                                       97,911(h)
                                            ========                                                                     ========
   DILUTED EARNINGS PER SHARE: ..........
       Net income (loss) before extra-
          ordinary item per share .......  $   0.02                                                                    $   (0.13)
                                            ========                                                                     ========
           Diluted average shares
              outstanding ...............    93,645                                                                      100,077(h)
                                            ========                                                                     ========


xx Recalculated at 40%


                         SINCLAIR BROADCAST GROUP, INC.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

(a) The Max Media column reflects the results of operations for Max Media for the period from January 1, 1998 to June 30, 1998.

(b) The Sullivan Broadcasting column reflects the results of operations for Sullivan Broadcasting for the period from January 1, 1998 to June 30, 1998.

(c)  To adjust  operating  expenses for corporate  overhead (net of  integration costs the Company anticipates incurring as a result of the Significant Acquisitions) which the Company does not expect to incur upon consummation of the Max Media Acquisition and the Sullivan Acquisition on a
     going-forward   basis.   In  addition,   the   adjustment   included  stock
     appreciation rights of $5,000 related to bonuses paid to Max Media management in connection with the sale of the Company.

(d) To record depreciation expense related to acquired tangible assets and eliminate depreciation expense recorded by Max Media, and Sullivan from January 1, 1998 to June 30, 1998. Tangible assets are to be depreciated over lives ranging from three to 20 years, calculated as follows:

                                                                                      SIX MONTHS ENDED
                                                                                        JUNE 30, 1998
                                                                            -------------------------------------
                                                                             MAX MEDIA    SULLIVAN       TOTAL
                                                                            ----------   ----------- ------------
   Depreciation expense on acquired tangible assets .......................   $  2,329   $  3,690     $  6,019
   Less: Depreciation expense recorded by Max Media and Sullivan                (2,566)    (5,638)      (8,204)
                                                                               --------    --------     --------
   Pro Forma adjustment ...................................................   $   (237)  $ (1,948)    $ (2,185)
                                                                               ========   ========      =========


(e) To record amortization expense related to acquired intangible assets and deferred financing costs and eliminate amortization expense recorded by Max
     Media and Sullivan from January 1, 1998 to June 30, 1997. Intangible assets are to be amortized over lives ranging from one to 40 years. Goodwill is the only intangible asset amortized over 40 years. Intangible assets are amortized on a straight-line basis and the amortization is calculated as follows:

                                                                                       SIX MONTHS ENDED
                                                                                         JUNE 30, 1998
                                                                            ---------------------------------------
                                                                              MAX MEDIA     SULLIVAN   TOTAL
                                                                            ------------ ----------- ------------
   Amortization expense on acquired intangible assets .....................  $  5,335     $  18,961    $  24,296
   Less: Amortization expense recorded by  Max Media and Sullivan              (4,131)      (17,394)     (21,525)
                                                                             --------     ---------    ---------
   Pro Forma adjustment ...................................................  $  1,204     $   1,567    $   2,771
                                                                              ========     =========    =========

(f) To record interest expense for the six months ended June 30, 1998 on acquisition financing relating to Max Media and Sullivan of $242,250 and $679,867 (under the Company's bank credit facility at 7.43%), and eliminate interest expense recorded.

                                                                                         SIX MONTHS ENDED
                                                                                           JUNE 30, 1998
                                                                          ----------------------------------------
                                                                                   MAX MEDIA    SULLIVAN   TOTAL
                                                                                --------------  -------- --------
     Interest expense adjustment as noted above .........................         $  ( 9,000)   $(37,519) $(46,519)
     Less: Interest expense recorded by Max Media and Sullivan                         3,003      19,220    22,223
                                                                                  ----------     -------- ----------
     Pro Forma adjustment ...............................................         $  ( 5,997)   $(18,299) $ (24,296)
                                                                                  ==========    ========  ==========

(g)  To record tax provision (benefit) at the applicable tax rates.

(h) Weighted average shares outstanding on a Pro Forma basis assumes that the 12,000,000 shares of Class A Common Stock issued by the Company on April 8, 1998 were outstanding for the entire period.






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